UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2021

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
 Fannie Mae

Federally chartered corporation	0-50231	52-0883107	1100 15th Street, NW			800	232-6643
			Washington,	DC	20005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)			(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2021, the Federal Housing Finance Agency (“FHFA”) released the 2021 Scorecard for Fannie Mae, Freddie Mac, and Common Securitization Solutions (the “2021 Scorecard”), which establishes corporate performance objectives for Fannie Mae, Freddie Mac, and Common Securitization Solutions for 2021.
A principal element of our 2021 executive compensation program (which is not applicable to our Chief Executive Officer) will be deferred salary, a portion of which will be subject to reduction, or “at-risk,” based on performance. We expect that one half of 2021 at-risk deferred salary for participating executives will be subject to reduction based on an assessment of the company’s performance against the 2021 Scorecard and additional objectives FHFA may establish. The 2021 Scorecard is set forth below, as well as Appendix A referenced in the 2021 Scorecard. Appendix A was published by FHFA on November 17, 2020.
2021 SCORECARD FOR FANNIE MAE, FREDDIE MAC, AND COMMON SECURITIZATION SOLUTIONS
The purpose of the 2021 Scorecard is to ensure that Fannie Mae and Freddie Mac (the Enterprises) and Common Securitization Solutions, LLC (CSS) focus on their core mission responsibilities, operate in a manner appropriate for entities in conservatorships with limited capital buffers, and undertake those activities necessary to support an exit from conservatorship. Continuing the structure established in the 2020 Scorecard, the 2021 Scorecard is comprised of three focus areas:
I.    Foster Competitive, Liquid, Efficient, And Resilient (CLEAR) National Housing Finance Markets
Foster national housing finance markets that protect taxpayers, promote liquidity through the cycle, and support sustainable homeownership and affordable rental housing, while ensuring the Enterprises fulfill all statutory mandates.
II.    Ensure Safety and Soundness
Operate the Enterprises with heightened focus on safety and soundness to enable them to provide mortgage market liquidity through the economic cycle with a prudent risk profile. Maintain effective risk management systems necessary and appropriate for entities in conservatorship with limited capital buffers.
III.    Prepare for a Transition Out of Conservatorship
Continue to support the development and implementation of a responsible transition plan to exit the conservatorships, with appropriate readiness by the Enterprises.
In addition to the specific Scorecard items outlined below, the Enterprises and Common Securitization Solutions, LLC (CSS) will be assessed based on the extent to which:
•Each Enterprise's activities foster CLEAR national housing finance markets that support homeowners and renters with responsible and sustainable products and programs;
•Each Enterprise conducts business in a safe and sound manner, anticipates and mitigates emerging risk issues and remediates identified risk concerns on a timely basis;
•Each Enterprise meets expectations under all of FHFA’s requirements, including capital, liquidity and resolution planning requirements;
•Each Enterprise conducts initiatives with consideration for diversity and inclusion under statutory requirements consistent with FHFA's expectations;
•Each Enterprise cooperates and collaborates with each other, the industry, and other stakeholders, in consultation with FHFA; and
•Each Enterprise delivers work products that are high quality, thorough, creative, effective, and timely.
I.     Foster Competitive, Liquid, Efficient, And Resilient (CLEAR) National Housing Finance Markets
The Enterprises should conduct business and undertake initiatives that support statutory mandates and ensure competitive national housing finance markets that protect taxpayers, promote liquidity through the cycle, and support sustainable homeownership and affordable rental housing.
•Housing Goals / Duty-to-Serve: Fulfill the Enterprises’ Housing Goals and Duty-to-Serve plans by offering sustainable mortgage programs and conducting effective outreach.

•Uniform Mortgage-Backed Security (UMBS): Carefully monitor and maintain UMBS cash flow alignment and take such further steps as necessary to ensure a well-functioning To-Be-Announced (TBA) securitization market.
•Key On-going Initiatives: Successfully continue to implement key on-going initiatives.
•COVID-19 Market Actions – Continue to respond as appropriate to mortgage market needs related to COVID-19.
•Multifamily Caps – Manage to the multifamily cap requirements described in Appendix A.
•Credit Score Rule – Continue implementation of the final Credit Score Rule with adherence to the regulation’s requirements in a timely and effective manner.
•Collateral Evaluation RFI Process – Continue to support FHFA’s assessment of the collateral evaluation process, including alternative appraisal approaches and supporting technology.
•LIBOR Transition – Continue to ensure that there is an effective transition from LIBOR to approved alternative reference rates by announcing plans and milestones to transition legacy LIBOR products.
•Level Playing Field Standards and Increased Transparency:
•Support strategies that enhance a level playing field for a wide range of mortgage market participants.
•Continue to comply with prohibitions on volume-based pricing for purchases of mortgage loans from lenders and work to ensure that all approved lenders have access to Enterprise programs on consistent terms.
•Continue to operate the cash window and whole loan conduit and implement requirements related to focusing cash window and whole loan conduit purchases on small and regional lenders.
•Continue to assess additional data that could be made publicly available to inform risk transfer markets and foster a competitive mortgage market that does not crowd out private capital.
•Efficient Operation of State and Local Housing Markets: Assess opportunities and seek stakeholder feedback through an RFI to support and encourage state and local policies that enable the housing market to function more efficiently by (1) reducing the cost of housing production and/or (2) lowering the cost or risk of providing mortgage financing.
•Natural Disaster Assessment: Monitor risks and exposures to the Enterprises’ books of business from natural disasters.
II.    Ensure Safety and Soundness
In order to provide mortgage liquidity through the cycle, the Enterprises should focus on operating all aspects of the business in a safe and sound manner given limited capital cushions, with a prudent risk profile and heightened risk management appropriate for conservatorship. These efforts include:
•Risk Profile: Develop appropriate Enterprise risk limits to ensure risk and complexity are reduced to levels more appropriate for regulated entities with limited capital cushions.
•Capital Management and Planning: Implement capital management and capital planning capabilities that transition away from the existing Conservatorship Capital Framework to the Enterprise Capital Rule requirements.
•Develop and implement transition plans that achieve compliance with the Enterprise Capital Rule in a reasonable amount of time under alternative scenarios.
•Implement capabilities to allocate capital and manage risk dynamically.
•Develop and implement sound capital management plans that appropriately tailor risk to Enterprise capital levels and incorporate resolution planning objectives.
•Resolution Planning: Begin developing, in coordination with and pursuant to guidance from FHFA, a plan to resolve the Enterprise without recourse to extraordinary support from Treasury or taxpayers, that preserves the core businesses of the Enterprise and minimizes potential disruption to housing and finance markets.
•Risk Transfer: Continue to transfer credit risk to private markets in a commercially reasonable and safe and sound manner, including actively pursuing sales of less liquid assets such as non-performing loans and re-performing loans.

•Mortgage Selling and Servicing: Continue mortgage selling, servicing, and asset management efforts that promote stability and readiness for continued COVID-19 stress and the potential for more challenging market conditions.
•Assist FHFA in finalizing and implementing updated Seller / Servicer Eligibility Requirements.
•Continue to assess additional counterparty risk management controls and requirements that further ensure appropriate safety and soundness.
•Continue to assess readiness and capability of servicers and appropriateness of servicing policies and processes.
•Carefully assess and mitigate, to the extent possible, any material adverse risk impacts from COVID-19 selling or servicing flexibilities.
•Partner with FHFA, the Mortgage Industry Standards Maintenance Organization (MISMO) and the Servicing Transfers Development Work Group membership, including the Consumer Financial Protection Bureau (CFPB), to further data standardization efforts.
•Core Operations and Technology: Increase focus on core Enterprise operational and technology management to ensure stability, resiliency, efficiency, and risk reduction.
•Continue efforts to enhance business resiliency and recovery management capabilities to minimize the impact of disruptions and maintain business operations for mission-critical processes.
•Continue efforts to protect the availability, security, integrity, and confidentiality of information.
•Continue efforts to improve the efficiency and effectiveness of operations, including multi-year planning for legacy system modernization.
•Continue efforts to establish and improve enterprise-level data management and governance capabilities.
•Ensure that the structure and design of core operations and technology systems are reflected in Enterprise resolution planning efforts.
•In partnership with CSS, ensure that CSS and the Common Securitization Platform (CSP) support the securitization needs of the Enterprises and operate in an efficient and safe and sound manner.
III.    Prepare for a Transition Out of Conservatorship
The Enterprises should continue to support the development and implementation of a responsible transition plan to exit conservatorship, with appropriate readiness by the Enterprises
•Roadmap Toward End of Conservatorships: Continue to provide support to FHFA as needed to develop a roadmap with milestones for exiting conservatorship, including the development of any capital restoration plans.
•Housing Market Reform and Alignment: Conduct such activities as directed by FHFA related to housing market reform.
•Efficient Utilization of Capital: Develop and implement strategies that ensure the efficient utilization of capital targeted to support the core guaranty business with adequate returns to attract the private capital necessary to enable an exit from the conservatorships.
•Common Securitization Platform Strategy: Continue efforts to develop and implement, in conjunction with FHFA, a post-conservatorship strategy and governance framework for CSS/CSP.
•Address Identified Areas in Need of Improvement: Timely resolve supervisory findings to FHFA’s satisfaction, and maintain an effective process to ensure that new findings are remediated by management in a timely fashion with appropriate board oversight.
•Fair Lending: Maintain a sustainable, effective process for fair lending risk assessment, monitoring, and mitigation, and work with the FHFA’s Office of Fair Lending Oversight to prepare for transition to post-conservatorship fair lending supervision and oversight.

APPENDIX A: MULTIFAMILY DEFINITIONS
1.Market share target and review of market size
The 2021 Scorecard establishes a $70 billion cap on the multifamily purchase volume of each Enterprise, for a total of $140 billion and applicable for the period of Q1 2021 through Q4 2021. Within this cap, certain loans in affordable and underserved market segments are considered mission-driven (“mission-driven”). The 2021 Scorecard requires that a minimum of 50 percent of Enterprise multifamily loan purchases be mission-driven in accordance with the definitions herein. Furthermore, the 2021 Scorecard requires that a minimum of 20 percent of Enterprise multifamily loan purchases be affordable to residents at 60 percent of AMI (area median income) or below. Loan purchases that meet the minimum 20 percent requirement may also count as loan purchases that meet the minimum 50 percent requirement. FHFA anticipates the current cap levels to be appropriate given current market forecasts, however, FHFA will continue to review its estimates of market size and mission-driven minimum requirements throughout the year.
The following sections explain how FHFA will treat mission-driven loans for purposes of the 2021 Scorecard.
2.Loans on targeted affordable housing properties
Targeted affordable housing loans are loans to properties encumbered by a regulatory agreement or a recorded use restriction under which all or a portion of the units are restricted for occupancy by tenants with incomes at 80 percent of AMI or below, and which restrict the rents that can be charged for those units. FHFA will classify as mission-driven a proportionate amount of the loan for properties in the targeted affordable category, depending on the percentage of units that are restricted by a regulatory agreement or recorded use restriction. FHFA will classify as mission-driven 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.
The following are examples of loans on targeted affordable housing properties that FHFA will classify as mission-driven:
•Loans on properties subsidized by the Low Income Housing Tax Credit (LIHTC) program, which limits tenant incomes at 60 percent of area median income (AMI) or below;
•Loans on properties developed under state or local inclusionary zoning, real estate tax abatement, loan or similar programs, where the property owner has agreed to: a) restrict a portion of the units for occupancy by tenants with incomes at 80 percent of AMI or below and restrict the rents that can be charged for those units at rents affordable to those tenants; and b) enforce these restrictions through a regulatory agreement or recorded use restriction;
•Loans on properties covered by a Section 8 Housing Assistance Payment contract where the contract limits tenant incomes to 80 percent of AMI or below. FHFA will not consider a unit that is occupied by a Section 8 certificate or voucher holder as a targeted affordable housing unit unless there is also a contract, a regulatory agreement, or a recorded use restriction; and
•Loans on properties where a Public Housing Authority (PHA), or a non-profit development affiliate of a PHA, is the borrower, and where the regulatory agreement or recorded use restriction restricts all or a portion of the units for occupancy by tenants with incomes at 80% of AMI or below and/or restricts the rents that can be charged for those units.
3.Loans on other affordable units
FHFA will classify as mission-driven units whose rents are affordable to tenants at or below 80 percent of AMI but that are not subject to a regulatory agreement or recorded use restriction. FHFA will count as mission-driven, the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below.
4.Loans on properties located in rural areas
Rural areas are those areas designated as such in the Duty to Serve regulation. FHFA will classify as mission-driven, the pro rata portion of the loan amount based on the percentage of units affordable at 100 percent of AMI or below.

5.Loans on small multifamily properties
Small multifamily properties are properties that have 5 to 50 units. FHFA will classify as mission-driven, the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below.
6.Manufactured housing rental community blanket loans
Loans to manufactured housing rental communities are blanket loans secured by the land and the rental pads. FHFA will classify as mission-driven the share of the loan amount of a manufactured housing rental community blanket loan that reflects the share of units that receives credit under the Duty to Serve regulation.
FHFA strongly encourages the adoption of tenant pad lease protections that meet or exceed those listed in the Duty to Serve regulation in all manufactured housing rental communities. FHFA expects to apply the manufactured housing rental community blanket loan requirements for tenant pad lease protections more broadly to Enterprise purchases starting in 2022.
7.Loans on seniors housing assisted living properties
For loans on seniors housing assisted living properties, FHFA will classify as mission-driven, the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below.
8.Other Scorecard requirements
For purposes of reporting on loan and commitment activity under the 2021 caps, the Enterprises must: a) use the definitions for determining unit affordability of seniors housing assisted living units, coop units, and shared living arrangements, including student housing, that are included in the housing goals regulation at 12 CFR 1282.1; b) use affordability data as of the loan acquisition date; c) report monthly to FHFA on their acquisition and commitment volumes using a reporting format defined by FHFA; and d) report quarterly on their acquisition volumes under the caps including detail on mission-driven loan purchases using a reporting format to be determined by FHFA.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Stephen H. McElhennon
Stephen H. McElhennon
Enterprise Deputy General Counsel—Senior Vice President
Date: February 18, 2021